UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

FIBROBIOLOGICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIBROBIOLOGICS, INC.

455 E. Medical Center Blvd., Suite 300

Houston, Texas 77598

281-671-5150

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 27, 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FIBROBIOLOGICS, INC., a Delaware corporation, or the Annual Meeting. The meeting will be held on Tuesday, August 27, 2024 at 11:00 a.m. Central Time virtually via the Internet at www.virtualshareholdermeeting.com/FBLG2024, originating from Houston, Texas. You will not be able to attend the Annual Meeting in person. At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect the two nominees named in the accompanying proxy statement as Class I directors, to hold office until the 2027 Annual Meeting of Stockholders.

2.	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024.

3.	To approve the adoption of an amendment to the Amended and Restated Certificate of Incorporation to reduce the authorized capital stock.

4.	To approve the adoption of an amendment to the Amended and Restated Certificate of Incorporation to clarify and eliminate obsolete provisions and make certain other immaterial changes.

5.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement that accompanies this notice.

In accordance with rules established by the Securities and Exchange Commission, we are providing you access to our proxy materials over the Internet. Accordingly, we plan to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders on or about July 8, 2024. The Notice will describe how to access and review our proxy materials, including our proxy statement and annual report on Form 10-K. The Notice as well as the printed copy of proxy cards will also describe how you may submit your proxy via the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible during normal business hours for ten days prior to the Annual Meeting at our principal place of business, 455 E. Medical Center Blvd., Suite 300, Houston, Texas 77598.

The record date for the Annual Meeting is July 1, 2024. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/FBLG2024 . The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/FBLG2024. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible.

By Order of the Board of Directors

/s/ Pete O’Heeron
Pete O’Heeron
Founder, Chief Executive Officer and Chairperson

Houston, Texas

July 8, 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held

on Tuesday, August 27, 2024 at 11:00 a.m. Central Time.

The proxy statement, notice and annual report to stockholders are available at www.proxyvote.com.

Whether or not you expect to attend the Annual Meeting, please vote by telephone or the Internet as instructed in these materials, or if you request or we deliver to you a proxy card in the mail, you may complete, date, sign and return that proxy. Regardless of the method used, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may also vote through our virtual web conference if you attend the Annual Meeting, even if you have voted by proxy.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	7
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED CAPITAL STOCK	11
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CLARIFY AND ELIMINATE OBSOLETE PROVISIONS AND MAKE CERTAIN OTHER IMMATERIAL CHANGES	12
CORPORATE GOVERNANCE	14
Our Governance Structure and Philosophy	14
Composition of the Board	15
Independence of the Board	17
Board Leadership Structure	17
Committees of the Board	17
Role of the Board in Risk Oversight	19
Meetings of the Board	20
Annual Meeting Attendance	20
Stockholder Communications with the Board	20
Code of Ethics and Business Conduct	20
Clawback Policy	20
Anti-Hedging Policy	20
REPORT OF THE AUDIT COMMITTEE OF THE BOARD	21
EXECUTIVE OFFICERS	22
EXECUTIVE AND DIRECTOR COMPENSATION	23
Executive Compensation	23
Summary Compensation Table	23
Other Elements of Compensation	25
Employment Agreements with our Executive Officers	26
Equity Compensation Plans	28
Outstanding Equity Awards at December 31, 2023	28
Director Compensation	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
EQUITY COMPENSATION PLAN INFORMATION	33
RELATED PERSON TRANSACTIONS	34
Certain Relationships and Related Transactions	34
Indemnification Agreements	35
OTHER MATTERS	36
Stockholder Proposals for 2025 Annual Meeting	36
Householding of Proxy Materials	36
Availability of Additional Information	36
Appendix A – Capital Decrease Amendment	A-1
Appendix B – Clarifying Amendment	B-1

FIBROBIOLOGICS, INC.

455 E. Medical Center Blvd., Suite 300

Houston, Texas 77598

281-671-5150

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because the Board of Directors, or the Board, of FibroBiologics, Inc., or FibroBiologics, we, us or our, is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about July 8, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after July 18, 2024.

How do I attend the Annual Meeting?

Stockholders as of the record date and/or their authorized representatives are permitted to attend our Annual Meeting. The Annual Meeting will be held on Tuesday, August 27, 2024 at 11:00 a.m. Central Time virtually via the Internet at www.virtualshareholdermeeting.com/FBLG2024. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/FBLG2024. You will not be able to attend the Annual Meeting in person.

Why a Virtual-Only Online Meeting?

The virtual format for the Annual Meeting will enhance stockholder access by allowing our stockholders to participate fully, and equally, from any location around the world at no cost. Stockholder rights are not affected. The virtual meeting format will enhance, rather than constrain, stockholder access, participation, and communication because the online format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of the Board, management, and a representative from our independent registered public accounting firm. During the live Q&A session, we will answer appropriate questions as they come in, as time permits. Given the above listed factors, we feel a virtual-only meeting is the right choice for FibroBiologics and its stockholders at this time.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please refer to the technical support information located on the login screen at www.virtualshareholdermeeting.com/FBLG2024.

1

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 1, 2024 will be entitled to vote at the Annual Meeting. On this record date, there were (i) 35,719,125 shares of common stock outstanding and entitled to vote and (ii) 2,500 shares of our Series C Preferred Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on. Each share of our Series C Preferred Stock, par value $0.00001 per share, or the Series C Preferred Stock, is entitled to 13,000 votes on each matter to be voted on.

Stockholder of Record: Shares Registered in Your Name

If on July 1, 2024 your shares were registered directly in your name with our transfer agent, Vstock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote by proxy or vote at the Annual Meeting by going to www.virtualshareholdermeeting.com/FBLG2024 and following the instructions regarding voting. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 1, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Beneficial holders who attend the Annual Meeting may also vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/FBLG2024 and following the instructions regarding voting.

What is the impact of the 2,500 shares of Series C Preferred Stock with super voting rights?

Pete O’Heeron, our founder, Chief Executive Officer, or CEO, and Chairperson, holds all 2,500 shares of outstanding Series C Preferred Stock. Each share of Series C Preferred Stock is entitled to 13,000 votes.

The shares of Series C Preferred Stock are subject to an irrevocable proxy issued by Pete O’Heeron in favor and for the benefit of, the Board, granting the Board the irrevocable proxy, for as long as the Series C Preferred Stock remain outstanding, to vote all of the shares of Series C Preferred Stock on all matters on which the shares of Series C Preferred Stock are entitled to vote, in any manner that the Board may determine in its sole and absolute discretion; provided, however, that such irrevocable proxy does not, without the written consent of Pete O’Heeron, permit the Board to vote the Series C Preferred Stock with respect to any proposal to amend, delete or waive any rights of Pete O’Heeron with respect to the Series C Preferred Stock as set forth in our amended and restated certificate of incorporation currently in effect, or the Amended and Restated Certificate of Incorporation. In light of the superior voting rights associated with the Series C Preferred Stock, the irrevocable proxy is intended to ensure that such superior voting rights are utilized in our best interest and to avoid or mitigate conflicts that may arise in the future for Pete O’Heeron as an individual stockholder employee.

The Board will exercise the irrevocable proxy to cast 32,500,000 votes, which constitutes 47.6% of the total votes eligible to be cast at the Annual Meeting, FOR each of the director nominees and the proposals described in this proxy statement.

What am I voting on?

There are four matters scheduled for a vote:

●	Election of the two Class I directors named in this proxy statement (Proposal 1);

●	Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2);

2

●	Approval of an amendment to the Amended and Restated Certificate of Incorporation to reduce the authorized capital stock (Proposal 3); and

●	Approval of an amendment to the Amended and Restated Certificate of Incorporation to clarify and eliminate obsolete provisions and make certain other immaterial changes (Proposal 4).

What are the Board’s voting recommendations?

A summary of the Annual Meeting proposals is below. Every stockholder’s vote is important. The Board urges you to vote your shares FOR each of the proposals.

Matter	Page	Board Recommends	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Election of two Class I directors	X	FOR each Class I director nominee	More FOR than AGAINST votes	None	None
Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024	X	FOR	Majority of shares present and entitled to vote	Against	N/A
Approval of an amendment to the Amended and Restated Certificate of Incorporation to reduce the authorized capital stock	X	FOR	Holders of a majority in voting power	Against	Against
Approval of an amendment to the Amended and Restated Certificate of Incorporation to clarify and eliminate obsolete provisions and make certain other immaterial changes	X	FOR	Holders of at least 66 2/3% in voting power	Against	Against

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Against” each of the nominees to the Board or you may “Abstain” from voting for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or “Abstain” from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting by going to www.virtualshareholdermeeting.com/FBLG2024 and following the instructions regarding voting or vote by proxy (i) over the telephone, (ii) through the Internet or (iii) using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote by going to www.virtualshareholdermeeting.com/FBLG2024 and following the instructions regarding voting even if you have already voted by proxy.

●	To vote at the Annual Meeting, go to www.virtualshareholdermeeting.com/FBLG2024 and follow the instructions regarding voting.

3

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide our company number and control number from the Notice. Your vote must be received by 11:59 p.m. ET on August 26, 2024 to be counted.

●	To vote through the Internet, go to www.virtualshareholdermeeting.com/FBLG2024 to complete an electronic proxy card. You will be asked to provide our company number and control number from the Notice. Your vote must be received by 11:59 p.m. ET on August 26, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instruction from that organization rather than from FibroBiologics. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Beneficial holders who attend the Annual Meeting may also vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/FBLG2024 and following the instructions regarding voting.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

If you own shares of our common stock, then on each matter to be voted upon, you have one vote for each share of common stock you own as of July 1, 2024.

Our founder, CEO and Chairperson, Pete O’Heeron, owns 2,500 shares of our Series C Preferred Stock and has 13,000 votes for each share of Series C Preferred Stock. The Series C Preferred Stock is subject to an irrevocable proxy issued to the Board. The Board will exercise the irrevocable proxy to cast 32,500,000 votes “For” each director nominee and each of the proposals described in this proxy statement, which constitutes 47.6% of the total votes eligible to be cast at the Annual Meeting.

What happens if I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by telephone, by completing a proxy card that may be delivered to you, or at the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

4

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares held in “street name” and you do not provide the organization that holds your shares with specific instructions, the organization that holds your shares may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote, including with respect to Nasdaq-listed companies, your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Accordingly, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all proposals.

Which proposals are considered “routine” or “non-routine”?

If the beneficial owner does not provide voting instructions, such beneficial owner’s broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2) is considered to be a routine matter. A broker or other nominee may generally vote on routine matters, and therefore broker non-votes are not expected on Proposal 2.

The election of directors (Proposal 1), the amendment to the Amended and Restated Certificate of Incorporation to reduce the authorized capital stock (Proposal 3) and the amendment to the Amended and Restated Certificate of Incorporation to clarify and eliminate obsolete provisions and make certain other immaterial changes (Proposal 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore we expect broker non-votes on Proposals 1, 3 and 4.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Certain of our directors, officers and employees may participate in the solicitation of proxies, including electronically or by mail or telephone, without additional compensation.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

5

●	You may send a timely written notice that you are revoking your proxy to FibroBiologics’ Secretary at 455 E. Medical Center Blvd., Suite 300, Houston, TX 77598.

●	You may attend the Annual Meeting and vote. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to ratify the appointment of our independent registered public accounting firm, votes “For,” “Against” and abstentions and, with respect to the other proposals, votes “For,” “Against,” abstentions and broker non-votes. Broker non-votes have no effect on the outcome of Proposal 1, and will not be counted towards the vote total for the proposal. Broker non-votes will have the same effect as an “Against” vote for Proposal 3 and Proposal 4.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the advisory stockholders vote on executive compensation. Of the four proposals, the ratification of the appointment by the Audit Committee of the Board of WithumSmith+Brown, PC as our independent registered accounting firm for the year ending December 31, 2024 (Proposal 2), is a “routine” matter. The other three proposals are “non-routine.”

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were (i) 35,719,125 shares of common stock outstanding and entitled to vote and (ii) 2,500 shares of our Series C Preferred Stock outstanding and entitled to vote, with each share of common stock entitled to one vote and each share of Series C Preferred Stock entitled to 13,000 votes. Thus, the holders of shares representing 34,109,563 votes must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairperson of the Board or the majority of the Board may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

6

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board has fixed the number of directors constituting the Board at six. At the Annual Meeting, the stockholders will vote to elect the two Class I director nominees named in this proxy statement to serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, disqualification or removal. The Board has nominated Richard Cilento, Jr., MBA and Robert Hoffman for election to the Board. Messrs. Cilento and Hoffman have served on the Board since April 2021.

Directors are elected if they receive more “For” than “Against” votes that are cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not specified, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any of the nominees will be unable to serve.

Director Resignation Policy

We have a Director Resignation Policy, which is set forth in our Corporate Governance Guidelines, a copy of which is posted on our website at https://ir.fibrobiologics.com under “Governance.” The policy establishes that any director nominee who receives more “against” votes than “for” votes in an election of directors is required to tender his or her resignation promptly following the certification of the election results. Broker non-votes, if any, are not counted as either an “against” or “for” vote.

The Governance and Nominating Committee, or the Nominating Committee, will consider the tendered resignation and make a recommendation to the Board. The Board will then act on the recommendation of the Nominating Committee. If a director’s tendered resignation is rejected by the Board, the director will continue to serve for the remainder of their term and until their successor is duly elected and qualified, or their earlier death, resignation, disqualification or removal.

Information Regarding Director Nominees and Continuing Directors

The Board is divided into three classes, each of which consists of two directors, with members of each class holding office for staggered three-year terms. There are currently two Class I directors, who are up for election at the Annual Meeting for a term expiring at the 2027 annual meeting of stockholders; two Class II directors, whose terms expire at the 2025 annual meeting of stockholders; and two Class III directors, whose terms expire at the 2026 annual meeting of stockholders.

Biographical and other information as of the date of this proxy statement regarding our director nominees and directors continuing in office, including the primary skills and experiences considered by the Nominating Committee in determining to recommend them as nominees, is set forth below.

Name	Class	Age	Position
Pete O’Heeron, MSHA	III	60	Founder, CEO and Chairperson
Richard Cilento, Jr., MBA(1)	I	62	Independent Director
Stacy Coen(2)(3)	III	53	Independent Director
Robert Hoffman(1)(2)	I	58	Independent Director
Victoria Niklas, M.D. (1)(3)	II	65	Independent Director
Matthew Link(2)(3)	II	49	Independent Director

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating Committee

7

Class I Nominees For Election For a Three-Year Term Expiring at the 2027 Annual Meeting

Robert Hoffman. Robert Hoffman has served on the Board since April 2021. Mr. Hoffman currently serves as President, CEO and Chairperson of the board of directors of Kintara Therapeutics, Inc. (Nasdaq: KTRA), a clinical stage, biopharmaceutical company focused on the development and commercialization of new cancer therapies, and a member of the board of directors of ASLAN Pharmaceuticals Limited (Nasdaq: ASLN), a dermatology-focused biotechnology company. Mr. Hoffman previously served as Senior Vice President and Chief Financial Officer of Heron Therapeutics, Inc., (Nasdaq: HRTX), a commercial-stage biotechnology company, from April 2017 to October 2020, and as Chief Financial Officer of AnaptysBio, Inc. (Nasdaq: ANAB), a specialty pharmaceutical company, from July 2015 to September 2016. From June 2012 to July 2015, Mr. Hoffman served as the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc., or Arena, a biopharmaceutical company, prior to its acquisition by Pfizer Inc. in March 2022. From August 2011 to June 2012 and previously from December 2005 to March 2011, Mr. Hoffman served as Arena’s Vice President, Finance and Chief Financial Officer and in a number of various roles of increasing responsibility from 1997 to December 2005. Mr. Hoffman formerly served as a member of the board of directors of Saniona AB, a biopharmaceutical company, from September 2021 to May 2022, and as a member of the board of directors of Kura Oncology, Inc. (Nasdaq: KURA), a cancer research company, from March 2015 to August 2021. He also previously served as a member of the board of directors of CombiMatrix Corporation, a molecular diagnostics company, MabVax Therapeutics Holdings, Inc., a biopharmaceutical company, and Aravive, Inc. (Nasdaq: ARAV), a clinical stage biotechnology company. Mr. Hoffman serves as a member of the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman formerly served as a director and President of the San Diego Chapter of Financial Executives International and was an advisor to the Financial Accounting Standard Board, or FASB, from 2010 to 2020, advising the U.S. accounting rulemaking organization on emerging issues and new financial guidance. Mr. Hoffman holds a B.B.A. from St. Bonaventure University. We believe Mr. Hoffman’s financial and executive business experience qualifies him to serve on the Board.

Richard Cilento, Jr., MBA. Richard Cilento has served on the Board since April 2021. Mr. Cilento is the founder, Chairperson of the board of directors and Chief Executive Officer of GlycosBio Inc., a life sciences research and development company. Mr. Cilento was the founder, President and Chief Executive Officer of FuelQuest, Inc., a provider of information technology, supply chain management and tax automation technologies, which was acquired by Saracen Energy Advisors LP in May 2007. Mr. Cilento has held senior-management positions with several technology firms, including Xerox Corporation, where he served as Vice President of Strategic Services of Xerox Connect. Prior to that, he was the Vice President of Corporate Services for XLConnect Solutions, where he served as the lead technologist for advanced systems and supported the organization through its initial public offering and its eventual merger with Xerox. An aeronautical and astronomical engineer, Mr. Cilento began his career at the U.S. National Aeronautics and Space Administration (NASA), where he and his team built space shuttle flight plans for the U.S. Department of Defense Star Wars program and a diverse set of government-funded technology and life science experimentation. Mr. Cilento was a lead engineer who designed and planned the space station assembly sequences for the construction of the International Space Station. Mr. Cilento holds a BS degree in Aeronautical and Astronomical Engineering from the University of Illinois and an MBA at the University of Houston, Clear Lake. We believe Mr. Cilento’s business experience across a broad set of technical industries and executive-level knowledge of capital markets, including venture capital, private equity and public markets, qualifies him to serve on the Board.

Class II Directors Continuing in Office Until the 2025 Annual Meeting

Matthew Link. Matthew Link has served on the Board since April 2021. Mr. Link has more than 20 years of experience in the healthcare and medical technology industries and currently serves as Chief Commercial Officer for Sight Sciences, an eyecare technology company. From 2021 to 2023 he served as managing partner at Orion Healthcare Advisors, LLC, a consulting services provider. From 2006 to 2021 Mr. Link served in regional and executive leadership positions at NuVasive Inc., a global leader in surgical implants and enabling technology for spine surgery and orthopedics. As President of NuVasive, Inc., his responsibilities included oversight of global business units in spine, neurophysiology, and orthopedics. Prior to NuVasive, Inc., Mr. Link held commercial leadership roles at Depuy Orthopedics and Depuy Spine. He also currently serves as chairman of the board of directors at Galen Robotics and as a member of the board of directors of Springbok Analytics and DinamicOR, and the Coulter Translational Research Endowment at the University of Virginia. Mr. Link received a BSEd in Physical Education and Sports Medicine from the University of Virginia. We believe Mr. Link’s extensive medical technology industry and executive experience qualifies him to serve on the Board.

8

Victoria Niklas, M.D. Victoria Niklas has served on the Board since April 2021. Dr. Niklas has a distinguished career spanning more than two decades in translational research, clinical care and teaching at academic health centers, and is currently the Chief Medical Officer of Oak Hill Bio, a clinical-stage neonatology and rare disease therapeutics company, a position she has held since 2022. Prior to joining Oak Hill Bio, Dr. Niklas served in Global Medical Affairs and as Global Program Leader of the OHB-607 program in Rare Disease and Hematology at Takeda Pharmaceuticals. Before Takeda, she was Chief Medical and Scientific Officer at Prolacta Bioscience, a neonatal nutritional product development company based on human donor milk. Dr. Niklas has over 20 years of experience as an academic neonatologist with expertise in developmental and acquired inflammatory disorders of the gut, the lung and the mucosal immune system with relevance to diseases across the lifespan. She has held positions as Chief, Division of Newborn Medicine at Nemours Children’s Hospital, Chief of Neonatology at UCLA Olive View Medical Center, and Visiting Professor of Clinical Pediatrics at the David Geffen School of Medicine at UCLA. Dr. Niklas is board certified in Perinatal and Neonatal Medicine and holds a California medical license. In addition to being a co-author on numerous scientific and clinical publications, she has helped lead the development of patented products and has served as a board member for multiple biotech and early-stage companies in functional foods. Dr. Niklas received her MD from Harvard Medical School, her MA in Biochemistry and Molecular Biology from Harvard University, and her bachelor’s in Biological Sciences from Goucher College. We believe Dr. Niklas’ extensive experience and knowledge in the biotechnology sector qualifies her to serve on the Board.

Class III Directors Continuing in Office Until the 2026 Annual Meeting

Stacy Coen, MBA. Stacy Coen has served as a member of the Board since July 2021. Ms. Coen has over 25 years of business and corporate development experience from leading oncology and rare disease companies. She most recently served as Chief Business Officer for ImmunoGen, Inc., a company that was developing the next generation of antibody-drug conjugates to improve outcomes for cancer patients, which has now been acquired by AbbVie, Inc. Prior to ImmunoGen, Ms. Coen worked at Editas Medicine, Inc., a biotechnology company developing therapies for rare diseases, where she served as Vice President, Business Development and was responsible for business development, strategy, transactions and alliance management. Prior to joining Editas, Ms. Coen served in multiple roles of increasing responsibility at Genzyme Corporation (now Sanofi), including as Vice President, Head of Rare Disease Business Development and Licensing, and as Vice President, Global Head of Strategy and Business Development, Multiple Sclerosis, among others. Ms. Coen currently serves on the Huntington’s Disease Society of America’s Center Programs & Education Advisory Committee. Ms. Coen received a BS in Finance and Economics from the University of Massachusetts and an MBA from the Darden Graduate School of Business at the University of Virginia. We believe Ms. Coen’s extensive executive-level experience in the biotechnology industry qualifies her to serve on the Board.

Pete O’Heeron, MSHA. Pete O’Heeron founded our company and has served as our CEO, and the Chairperson and member of the Board since our inception in April 2021. Mr. O’Heeron is also the founder of FibroGenesis, our former parent company, and has served as the Chief Executive Officer of FibroGenesis since January 2006. Mr. O’Heeron is a preeminent biopharma inventor, with over 300 patents issued and pending in the areas of biologics, cell therapy and medical devices. Mr. O’Heeron is a seasoned leader in his field, with over 25 years of experience in medical technology and biotech development. As CEO, he aims to position us to become a global leader in fibroblast-based cell therapies with the development and commercialization of therapies that can cure and treat patients suffering from chronic diseases. Mr. O’Heeron brings together multi-disciplinary teams and resources necessary to commercialize unique technologies. Prior to founding our company and FibroGenesis, he founded an operational investment group, Advanced Medical Technologies, LLC, that identified early-stage opportunities in the medical field with strong intellectual property potential in 2006. He also founded in 1998 NeoSurg Technologies, which developed the T2000 Minimally Invasive Access System. NeoSurg Technologies was sold to Cooper Surgical in 2006. Mr. O’Heeron also previously served in a variety of executive-level positions at Christus Health Care Corporation from 1988 until 1995 and has provided strategic advisory services to healthcare companies in the areas of biologics, advanced surgical instrumentation and telemedicine. Mr. O’Heeron received his Bachelor’s Degree in Healthcare Administration from Texas State University, his Masters in Healthcare Administration from the University of Houston Clear Lake, and his Executive Management Certification in Mergers and Acquisition from the University of Chicago. We believe Mr. O’Heeron is qualified to serve as a member of the Board based on our review of his experience, qualifications, attributes and skills, including co-founding our company and his executive leadership experience in the biotechnology industry.

The Board Recommends

a Vote in Favor of Each CLASS I Nominee set forth above.

9

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected WithumSmith+Brown, PC, or Withum, as our independent registered public accounting firm for the year ending December 31, 2024 and recommended management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Withum are expected to attend the Annual Meeting via the live webcast. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of Withum as our independent registered public accounting firm. However, the Board is submitting the appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and of our stockholders.

Fees Billed by Independent Registered Public Accounting Firm in 2023 and 2022

The following table presents fees for professional audit services and other services rendered to us by Withum for our fiscal years ended 2023 and 2022.

WithumSmith+Brown, PC

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$268,482	$117,450
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	$268,482	$117,450

(1)	Audit fees consist of fees for professional services for the audit of our annual consolidated financial statements, including the review of interim financial statements, audits, and related services that are normally provided in connection with registration statements, including consents. The audit fees for the fiscal year ended December 31, 2023 include fees associated with our Direct Listing completed in January 2024.
(2)	Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no audit-related fees incurred in 2023 or 2022.
(3)	Tax fees include fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no tax fees incurred in 2023 or 2022.

Pre-Approval Policies and Procedures

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by Withum for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our Audit Committee.

Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

10

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED CAPITAL STOCK

The Board has approved and submitted for stockholder approval an amendment to our Amended and Restated Certificate of Incorporation to decrease the number of shares of our authorized capital stock to 110,000,000 shares, consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, or the Authorized Capital Decrease.

Background and Reasons for the Authorized Capital Decrease

Under our Amended and Restated Certificate of Incorporation, we are currently authorized to issue up to 150,000,000 shares of stock, consisting of 100,000,000 shares of voting common stock, 30,000,000 shares of non-voting common stock and 20,000,000 shares of preferred stock. Upon completion of our direct listing of our common stock on The Nasdaq Global Market completed on January 31, 2024, or Direct Listing, all outstanding shares of our non-voting common stock, Series B Preferred Stock and Series B-1 Preferred Stock converted into shares of voting common stock. All outstanding shares of our Series A Preferred Stock were automatically canceled, without the payment of additional consideration by or to the holder thereof in connection with the Direct Listing. As of the close of business on July 1, 2024, there were 35,719,125 shares of voting common stock, no shares of non-voting common stock and 2,500 shares of Series C Preferred Stock issued and outstanding. The Capital Decrease Amendment will update our authorized capital stock to reflect the adjustments to our authorized capital stock completed in connection with the Direct Listing.

Form of Amendment to Amended and Restated Certificate of Incorporation

A form of the certificate of amendment to the Amended and Restated Certificate of Incorporation that would be filed with the Delaware Secretary of State to effect the Authorized Capital Decrease is set forth in Appendix A, or the Capital Decrease Amendment. If the stockholders approve the Capital Decrease Amendment, we intend to file the Capital Decrease Amendment with the Delaware Secretary of State as soon as practicable following the Annual Meeting, and the Capital Decrease Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Capital Decrease Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of our company and stockholders to effect the Authorized Capital Decrease, in accordance with Delaware law and notwithstanding the approval of the stockholders of the Capital Decrease Amendment, the Board may abandon it without further action by the stockholders.

This Proposal 3 and Proposal 4 to approve an amendment to our Amended and Restated Certificate of Incorporation to clarify and eliminate obsolete provisions and make certain other immaterial changes are independent proposals, and one is not contingent on the other. As a result, if only one of this Proposal 3 and Proposal 4 is approved, the Amended and Restated Certificate of Incorporation amendment that was approved may be effected notwithstanding that the other proposal was not approved.

Risks and Effects of the Authorized Share Decrease

We do not foresee any risks with respect to the Authorized Share Decrease. The Authorized Share Decrease will not have any effect on our stock price or market capitalization. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Authorized Share Decrease will not affect the registration of our common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the Authorized Share Decrease is implemented, our common stock will continue to trade on The Nasdaq Global Market.

No Appraisal Rights

Stockholders have no rights under the Delaware General Corporation Law, or the DGCL, or under our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to the Authorized Share Decrease.

The Board Recommends

A Vote In Favor Of Proposal 3.

11

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CLARIFY AND ELIMINATE OBSOLETE PROVISIONS AND MAKE CERTAIN OTHER IMMATERIAL CHANGES

The Board is proposing certain technical, administrative and immaterial changes, or the Clarifying Amendments, to Articles FOURTH, FIFTH, EIGHTH, NINTH and ELEVENTH of our Amended and Restated Certificate of Incorporation to clarify the Amended and Restated Certificate of Incorporation, remove language rendered obsolete by the Direct Listing, as described below, and make certain other immaterial changes.

Background and Reasons for the Clarifying Amendments

The Amended and Restated Certificate of Incorporation currently includes certain provisions that were applicable prior to the Direct Listing, completed on January 31, 2024. The proposed Clarifying Amendments would delete certain provisions rendered obsolete by the Direct Listing, including language in Articles FOURTH (classes of stock), FIFTH (board classification, director terms) and NINTH (stockholder written consent), as described in more detail below, and make certain other immaterial changes, such as those relating to a prior reverse stock split.

Below is a summary of the changes to the Amended and Restated Certificate of Incorporation proposed pursuant to this Proposal 4:

●	Article FOURTH: Removing obsolete language pertaining to completion of an underwritten initial public offering or the direct listing of our common stock on a securities exchange, and the conversion of certain of our equity capital stock in connection therewith.

●	Article FOURTH: Removing obsolete language pertaining to non-voting common stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock, each of which are no longer outstanding following the completion of our Direct Listing.

●	Article FOURTH: Removing obsolete language related to a reverse stock split that occurred in connection with our Direct Listing.

●	Article FIFTH: Removing obsolete language pertaining to completion of an initial public offering, or IPO, with respect to classes of directors and terms of office.

●	Article FIFTH: Adding language to clarify director terms following the Direct Listing.

●	Article EIGHTH: Removing language providing for indemnification of employees and agents and otherwise clarifying our indemnification obligations.

●	Article NINTH: Removing obsolete language pertaining to the completion of an IPO as it relates to the ability for stockholders to act by written consent.

●	Article ELEVENTH: Removing language providing for indemnification of employees and agents.

The Board believes that the Amended and Restated Certificate of Incorporation should be updated to remove obsolete provisions, add clarifying language and incorporate certain other immaterial modifications that the Board believes will simplify and streamline the document for stockholders. Accordingly, the Board has approved the Clarifying Amendments.

12

Form of Amendment to Amended and Restated Certificate of Incorporation

A form of the certificate of amendment to the Amended and Restated Certificate of Incorporation that would be filed with the Delaware Secretary of State to effect the Clarifying Amendments is set forth in Appendix B, or the Clarifying Amendment. If the stockholders approve the Clarifying Amendment, we intend to file the Clarifying Amendment with the Delaware Secretary of State as soon as practicable following the Annual Meeting, and the Clarifying Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Clarifying Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of our company and our stockholders to effect the Clarifying Amendment, in accordance with Delaware law and notwithstanding the approval of our stockholders of the Clarifying Amendment, the Board may abandon it without further action by our stockholders.

This Proposal 4 and Proposal 3 to approve an amendment to our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock are independent proposals, and one is not contingent on the other. As a result, if only one of this Proposal 4 and Proposal 3 is approved, the Amended and Restated Certificate of Incorporation amendment that was approved may be effected notwithstanding that the other proposal was not approved.

Risks and Effects of the Clarifying Amendments

The Clarifying Amendments set forth in this Proposal 5 are administrative and will not have a substantive impact on your rights as a stockholder of our company.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to the Clarifying Amendments.

The Board Recommends

A Vote In Favor Of Proposal 4.

13

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of the Board. The Board has adopted Corporate Governance Guidelines as a framework for our company’s governance, which is posted on our website at https://ir.fibrobiologics.com under “Governance.”

Our Governance Structure and Philosophy

Our governance practices are designed to support our focus on developing and commercializing fibroblast-based therapies for patients suffering from chronic diseases with significant unmet medical needs, including wound healing, multiple sclerosis, degenerative disc disease, psoriasis and certain cancers, and potential extension of life applications including thymic and splenic involution reversal. We are a newly public, clinical-stage cell therapy company in an evolving industry that is developing our product candidates through internal research efforts. The Board believes our current governance structure enables the management team to focus on delivering long-term value to stockholders and protects minority investors from the interests of potentially short-sighted investors who may seek to act opportunistically and not in the best interests of our company or stockholders generally. Our governance structure includes several elements, including:

Staggered Board

The Board is divided into three classes, each of which consists of two directors, with members of each class holding office for staggered three-year terms. Consequently, only 1/3 of the Board, rather than the entire Board, is elected at each annual meeting. This structure provides stability and continuity, allowing directors to develop and share institutional knowledge and focus on the long term, and encourages stockholders to engage directly with the Board and management team regarding significant corporate transactions.

Supermajority Voting

The voting standard for most items is a majority of shares present and entitled to vote on the matter, but this standard increases to 66 2/3% in voting power of our stock entitled to vote on the matter in the case of amendments to certain provisions of our Amended and Restated Certificate of Incorporation and to remove directors for cause. This helps protect against a small group of stockholders acting to amend our governing documents or to remove directors for reasons that may not be in the best interests of all stockholders.

Super Voting Rights

Each share of our Series C Preferred Stock is entitled to 13,000 votes. The shares of Series C Preferred Stock are subject to an irrevocable proxy issued by Pete O’Heeron, in favor and for the benefit of, the Board, granting the Board the irrevocable proxy, for as long as the Series C Preferred Stock remain outstanding, to vote all of the shares of Series C Preferred Stock on all matters on which the Series C Preferred Stock are entitled to vote, in any manner that the Board may determine in its sole and absolute discretion; provided, however, that such irrevocable proxy does not, without the written consent of Pete O’Heeron, permit the Board to vote the Series C Preferred Stock with respect to any proposal to amend, delete or waive any rights of Pete O’Heeron with respect to the Series C Preferred Stock as set forth in our Amended and Restated Certificate of Incorporation. In light of the superior voting rights associated with the Series C Preferred Stock, the irrevocable proxy is intended to ensure that such superior voting rights are utilized in our best interest and to avoid or mitigate conflicts that may arise in the future for Pete O’Heeron as an individual stockholder employee.

The Board will exercise the irrevocable proxy to cast 32,500,000 votes FOR each of the director nominees and the proposals described in this proxy statement, which constitutes 47.6% of the total votes eligible to be cast at the Annual Meeting. The existence of, and voting rights associated with, our Series C Preferred Stock, either alone or in conjunction with certain of the other provisions of our Amended and Restated Certificate of Incorporation, such as the requirement to have a staggered board, could also have the effect of delaying, deterring or preventing a change in our control or make the removal of our management more difficult. This structure provides stability and continuity and encourages stockholders to engage directly with the Board and management team regarding significant corporate transactions.

14

Stockholders Cannot Act By Written Consent

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not permit stockholders to act by written consent. This helps avoid unnecessary diversion of Board and management time from executing on our long-term strategy.

The Board recognizes that our operating environment is an evolving one and that governance practices should not be static. The Board annually evaluates our governance structure to confirm it remains in the best interests of our company and our stockholders.

Composition of the Board

Director Nomination Process

The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, with a focus on current and upcoming Board diversity requirements, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, age, skills and such other factors as it deems appropriate given our needs and those of the Board, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee may, as it deems appropriate, use its network of contacts to compile a list of potential candidates, or engage a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.

The Nominating Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. The Nominating Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to our Secretary at the following address: 455 E. Medical Center Blvd., Suite 300, Houston, Texas 77598, no earlier than 120 days prior and no later than 90 days prior to the anniversary date of the mailing of our proxy statement for the last annual meeting of stockholders. Submissions must include the information set forth in our Amended and Restated Bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

15

Criteria for Board Membership

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

The Board and the Nominating Committee are committed to ensuring that the Board is comprised of a highly capable group of directors who collectively provide a significant breadth of experience, knowledge and ability to effectively represent the interest of stockholders, drive stockholder value and reflect our corporate values of integrity, honesty and adherence to high ethical standards. The following charts illustrate certain attributes of our directors, including age, tenure, independence, experience and diversity.

16

Board Diversity Matrix (As of July 1, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Directors	2	2		2
Part II: Demographic Background
African American or Black	1
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	2
Two or More Races or Ethnicities	1
LGBTQ+	-
Did Not Disclose Demographic Background	2

Independence of the Board

The Board has determined that all members of the Board, except Pete O’Heeron, are independent directors for purposes of the rules of Nasdaq and the SEC. In making this determination, the Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant.

The composition and functioning of the Board and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC.

Board Leadership Structure

The Board is currently chaired by our founder, CEO and Chairperson, Pete O’Heeron. We do not have a policy regarding whether the roles of the Chairperson of the Board and the CEO should be separate or combined, and the Board believes that we should maintain our flexibility to select the Chairperson and CEO and determine the appropriate leadership structure, from time to time, based on criteria that are in our best interests and the best interests of our stockholders, including in connection with its ordinary course succession planning in respect of the Chairperson and/or the CEO. We do not have a lead independent director. The Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for us.

The independent directors can meet in executive sessions without management present at every regular Board meeting. The purpose of these executive sessions is to encourage and enhance communications among the independent directors.

Committees of the Board

The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee, each of which operates pursuant to a charter adopted by the Board. The Board may also establish other committees from time to time to assist the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. Each committee’s charter is available on our website at https://ir.fibrobiologics.com under “Governance.” The following table provides membership and meeting information for 2023 for each of the committees of the Board:

Name	Audit	Compensation	Governance and Nominating Governance
Richard C. Cilento, Jr.	X	-
Stacy Coen	-	X	Chair
Robert Hoffman	Chair	Chair	-
Victoria Niklas, M.D.	X	-	X
Matthew Link	-	X	X
Meetings in 2023 (#)	3	1	0

17

Audit Committee

The members of our Audit Committee are Mr. Hoffman, Dr. Niklas, and Mr. Cilento. Mr. Hoffman serves as the chairperson of the committee. The Board has determined that each member of the Audit Committee is “independent” as that term is defined in Nasdaq rules and has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. In addition, the Board has determined that each member of the Audit Committee meets the heightened independence requirements for audit committees required under Section 10A of the Exchange Act and related SEC and Nasdaq rules. The Board has determined that Mr. Hoffman is an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our annual report on Form 10-K;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing all related person transactions for potential conflict of interest situations and approving, or recommending to the Board for approval, all such transactions; and

●	reviewing quarterly earnings releases.

Compensation Committee

The members of our Compensation Committee are Mr. Hoffman, Ms. Coen and Mr. Link. Mr. Hoffman serves as the chairperson of the committee. The Board has determined that each member of the Compensation Committee is “independent” as that term is defined in Nasdaq rules and is a “non-employee director” under Rule 16b-3 under the Exchange Act. In addition, the Board has determined that each member of the Compensation Committee meets the heightened independence requirements for Compensation Committee purposes under SEC and Nasdaq rules. The Compensation Committee’s responsibilities include:

●	reviewing and approving our philosophy, policies and plans with respect to the compensation of our CEO;

18

●	making recommendations to the Board with respect to the compensation of our CEO and making recommendations to the Board with respect to the compensation of our other executive officers or approving such compensation of our other executive officers;

●	reviewing and assessing the independence of compensation advisors;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to the Board with respect to director compensation; and

●	preparing the Compensation Committee reports required by the SEC, including our “compensation discussion and analysis” disclosure, as applicable.

The Compensation Committee may, to the extent permitted by our equity compensation plans, delegate to one or more officers the authority to grant awards under our equity compensation plans to eligible individuals who are not (i) subject to the reporting requirements of Section 16 of the Exchange Act or (ii) non-management directors, in each case subject to any applicable laws, rules, or regulations.

Nominating Committee

The members of our Nominating Committee are Ms. Coen, Dr. Niklas and Mr. Link. Ms. Coen serves as the chairperson of the committee. The Board has determined that each member of the Nominating Committee is “independent” as defined in Nasdaq rules. The Nominating Committee’s responsibilities include:

●	developing and recommending to the Board criteria for Board and committee membership;

●	establishing procedures for identifying and evaluating Board candidates, including nominees recommended by stockholders;

●	reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

●	identifying and screening individuals qualified to become members of the Board;

●	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

●	developing and recommending to the Board a corporate governance framework and related governance documents; and

●	overseeing the evaluation of the Board and management.

Role of the Board in Risk Oversight

We believe that risk management is an important part of establishing and executing our business strategy. The Board, as a whole and at the committee level, focuses its oversight on the most significant risks we face and on processes to identify, prioritize, assess, manage, and mitigate those risks. The committees oversee specific risk within their purview, as follows:

●	the Audit Committee reviews and discusses with management and the Board the guidelines and policies that govern the processes by which we assess and manage our exposure to risk and our major financial and other risk exposures and the steps management has taken to monitor and control such exposures;

19

●	the Compensation Committee reviews and discusses with management the relationship between our compensation policies and practices and our risk management, including the extent to which those policies and practices create risks for us, and reviews management’s conclusion regarding whether any risks arising from our compensation policies and practices are reasonably likely have a material adverse effect on us; and

●	the Nominating Committee reviews and discusses with management safety-related risk management strategies, programs, and initiatives, and oversees management of risks related to corporate governance practices.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

The Board and its committees receive regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financing, legal and regulatory risks. While the Board has an oversight role, management is principally tasked with direct responsibility for assessing and managing risks, including implementing processes and controls to mitigate their effects on us.

Meetings of the Board

The Board met eight times in 2023. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during 2023, in each case held during the period for which each respective director was serving as a director and/or committee member.

Annual Meeting Attendance

Directors are encouraged to attend the annual meeting of stockholders. The 2024 Annual Meeting will be our first annual meeting of stockholders as a public company.

Stockholder Communications with the Board

Stockholders and other interested parties may communicate with the Board or a particular director by sending a letter addressed to the Board or a particular director to our Secretary at the address set forth on the first page of this proxy statement. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications. Our directors have requested that certain items that are unrelated to the Board’s duties, such as advertisements, spam, junk mail, mass mailings, solicitations, resumes, job inquiries, and hostile communications pertaining to matters outside the scope of a person’s duties to the company not be provided to directors and be discarded, as appropriate.

To enable us to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for our company and is responsible for communicating with various constituencies, including stockholders, on behalf of our company. Directors may participate in discussions with stockholders and other constituencies on issues where Board-level involvement is appropriate.

Code of Ethics and Business Conduct

We have adopted a written Code of Ethics and Business Conduct, or the Code, that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code is posted on our website at https://ir.fibrobiologics.com under “Governance.” Stockholders may request a free copy of the Code by submitting a written request to: FibroBiologics, Inc., Attention: Investor Relations, 455 E. Medical Center Blvd., Suite 300, Houston, Texas 77598. If we make any substantive amendments to, or grant any waivers from, the Code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Clawback Policy

We have adopted a Clawback Policy that is designed to comply with Section 10D of the Exchange Act and the requirements of Nasdaq. This policy applies to our current and former executive officers. In the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, the Board will require us to seek reimbursement or forfeiture reasonably promptly of any erroneously awarded incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which we are required to prepare an accounting restatement and during an applicable transition period.

Anti-Hedging Policy

Our insider trading policy prohibits the trading of derivatives or pledges or hedging of our equity securities by members of the Board, executive officers, and employees.

20

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of FibroBiologics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management of FibroBiologics. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to SEC regulations and Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in FibroBiologics’ Annual Report on Form 10-K, as amended, for the year ended December 31, 2023.

Members of the Audit Committee

Robert Hoffman, Chair

Victoria Niklas, M.D.

Richard Cilento, Jr.

21

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers as of July 1, 2024:

Name	Age	Position
Pete O’Heeron, MSHA	60	Founder, CEO and Chairperson
Mark Andersen, CPA CFA	53	Chief Financial Officer
Hamid Khoja, Ph.D.	56	Chief Scientific Officer
Ruben A. Garcia	47	General Counsel

The following is a biographical summary of the experience of our executive officers, other than Pete O’Heeron, whose information is set forth under “Proposal 1 Election of Directors—Information Regarding Director Nominees and Continuing Directors.”

Mark Andersen, CPA CFA. Mark Andersen has served as our Chief Financial Officer since June 2022. Prior to joining us, Mr. Andersen served as Chief Financial Officer and Vice President of Administration for the Indiana Biosciences Research Institute, a nonprofit translational research organization in Indianapolis, Indiana, from May 2016 until May 2022. In that role, he was responsible for finance, human resources, legal, and information technology for the institute. Mr. Andersen helped create the operating infrastructure for the institute, assisted with fundraising and provided oversight for the endowment investment portfolio, which grew to nearly $150.0 million. Prior to that, from August 2015 until February 2016, Mr. Andersen served as Vice President Finance and Corporate Controller for MiMedx with responsibility for SEC reporting and finance functions. Previously, from January 2004 to August 2015, Mr. Andersen held multiple financial leadership roles at Eli Lilly and Company, including Investments Director for the company’s pension plan, Finance Director for Mergers and Acquisitions, and Controller for Lilly USA. Mr. Andersen received his Bachelor of Science degree in accounting and Master of Science in accountancy from Southern Utah University, and his MBA from the University of Michigan Ross School of Business.

Hamid Khoja, Ph.D. Hamid Khoja has served as our Chief Scientific Officer since August 2021. Dr. Khoja has more than 25 years of experience as a leader of scientific teams, development of cell-based genomic, proteomic, epigenetics assays, and tools, protocols and technologies for use in drug discovery and development and clinical diagnostics. Prior to joining us, Dr. Khoja served from March 2009 to August 2021 as the Principal Scientist as Covaris, LLC, or Corvaris, a privately-held scientific tools company with emphasis in genomics, epigenetics, and proteomics, where he provided long-term strategic applications proposals to the Chief Executive Officer, managed external collaborations for product and applications development, assessed new technologies for acquisition and OEM opportunities, and presented posters and presentations at numerous scientific conferences. Dr. Khoja led the effort in successfully incorporating Covaris technology into the Illumina Next Generation Sequencing technology protocols leading to over 15,000 citations. Dr. Khoja also developed the Covaris chromatin immunoprecipitation methodology with over 3,000 citations in peer-reviewed publications, as well as leading the effort in using Covaris technology for simplifying epigenetics assay workflows for use in drug development and discovery, and clinical use. Dr. Khoja also led collaborations with the U.S. National Cancer Institute for successful development of microbiome DNA extraction using acoustics, and completion of FDA EUA SARA-CoC-2 bridge study design for approval of new sample collection and viral ribonucleic acid (RNA) extraction using Covaris technology. Dr. Khoja also developed a patented workflow for the manufacturing of synthetic cell-free DNA for use as reference standard in sequencing based liquid biopsy clinical oncology-based assays. Prior to Covaris, Dr. Khoja was a Senior Applications Scientist at Genomic Solutions, a startup scientific tools company later acquired by Harvard Apparatus, from March 2022 to March 2009, where he led the development of a high throughput protein crystallization platform used in pharmaceutical industry for drug development, managed the scientific applications group, presented company resources at scientific meetings and assessed new technologies for acquisition and OEM opportunities. During the startup phase of Sequenom, Inc., from January 2000 to March 2003, Dr. Khoja established the methodology for highly multiplexed polymerase chain reaction, or PCR, used in the development of Sequenom’s massEXTEND technology for MALDI-TOF MS-based analysis of single nucleotide polymorphisms and genetic disease. Dr. Khoja led the effort in developing diagnostic MS-based assays for hemochromatosis, cystic fibrosis and ten predominantly Jewish genetic diseases using Sequenom’s massEXTEND technology which were then transferred to a large clinical diagnostic company. Dr. Khoja also previously worked at Eli Lilly and Company from November 1998 to September 1999 and Chiron Corporation from October 1995 to October 1998. During his career at Eli Lilly, Dr. Khoja established a high throughput PCR and sequencing strategy using a variety of sequencing strategies and bioinformatic tools available in 1999 for obtaining high coverage genome sequencing which led to the finalizing of the first ever complete sequence of the S. pneumoniae genome. At Chiron Corporation, which was subsequently acquired by Novartis, Dr. Khoja helped in the design, development and optimization of HTP binding assays for FGFR, VEGF, PDGF, and EPO receptors, identification of novel g-protein coupled seven transmembrane receptors, and identification of novel proteins involved in the TNF signaling pathway, and development of branched-DNA based HTP screening for ligand-induced oncogene quantification.

Dr. Khoja received his Bachelor of Science in Molecular Biology from the University of Southern California and his Ph.D. in Molecular Biology from Boston University.

Ruben Garcia. Ruben Garcia has served as our General Counsel since March 1, 2024. Prior to FibroBiologics, Mr. Garcia most recently served as Senior Vice President, General Counsel and Corporate Secretary at AcelRx Pharmaceuticals, Inc. (n/k/a Talphera, Inc.), a pharmaceutical company, from April 2019 to February 2022. In that role, he was responsible for all legal and compliance matters. Prior to AcelRx, Mr. Garcia was Senior Corporate Counsel and Assistant Secretary at Ultragenyx Pharmaceutical Inc., a biopharmaceutical company, from November 2016 to April 2019, with responsibility for SEC and governance matters. Prior to Ultragenyx, Mr. Garcia was an attorney at Vinson & Elkins LLP and Jones Day, where he practiced in the areas of capital markets, securities offerings, corporate governance and mergers and acquisitions. Mr. Garcia holds a B.A. in Government and Economics from Georgetown University and a J.D. from Stanford Law School.

22

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the “—2023 Summary Compensation Table” below. For the fiscal year ended December 31, 2023, our “named executive officers” and their positions were as follows:

●	Pete O’Heeron, CEO and Chairperson;

●	Hamid Khoja, Ph.D., Chief Scientific Officer; and

●	Mark Andersen, Chief Financial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the filing of this proxy statement may differ materially from the currently planned programs summarized in this discussion. As an “emerging growth company” and a “smaller reporting company,” each as defined under SEC rules, we are not required to include a compensation discussion and analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and/or smaller reporting companies.

2023 Summary Compensation Table

The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended December 31, 2022 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Pete O’Heeron	2023	600,000	—	—	3,335,400	300,000	50,908	4,286,308
Chairperson and CEO	2022	600,000	—	—	—	300,000	22,485	922,485
Hamid Khoja, Ph.D.	2023	325,000	—	—	818,100	113,750	50,908	1,307,758
Chief Scientific Officer	2022	300,208	101,500	4,100	23,900	47,396	20,505	497,609
Mark Andersen(1)	2023	325,000	—	—	820,350	113,750	70,708	1,329,808
Chief Financial Officer	2022	189,583	15,000	—	20,100	66,354	88,401	379,438

(1)	Mark Andersen joined us in June 2022.
(2)	Amounts in this column reflect the aggregate grant date fair value of stock granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), rather than the amounts paid to or realized by the named executive officer. Such grant date fair value does not take into account any estimated forfeitures. The assumption used in calculating the grant date fair value of the award reported in this column is an $0.82 per share price.
(3)	Amounts in this column reflect the aggregate grant date fair value of stock options granted, computed in accordance with ASC 718, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of the stock options granted in Note 12, Share-Based Compensation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
(4)	The dollar amounts reflect the incentive bonuses earned by the named executive officers for performance in that fiscal year, which were paid in the subsequent fiscal year.

23

(5)	Amounts in the “All Other Compensation” column for 2023 consist of the amounts set forth in the table below:

Named Executive Officer (2023)	401(k) Plan Matching Contributions ($)	Healthcare Benefits ($)
Pete O’Heeron	—	50,908
Hamid Khoja, Ph.D.	—	50,908
Mark Andersen	19,800	50,908

2023 Salaries

In 2023, our named executive officers received an annual base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.

For fiscal year 2023, Mr. O’Heeron’s annual base salary was $600,000, Mr. Andersen’s annual base salary was $325,000, and Dr. Khoja’s annual base salary was $325,000.

2023 Bonuses

For fiscal year 2023, each named executive officer was eligible to earn his bonus based on the attainment of pre-established annual company or individual performance objectives, as determined by the Board in their discretion. Performance objectives for Mr. O’Heeron comprised the aggregate of the individual objectives for Mr. Andersen and Dr. Khoja. Mr. Andersen’s objectives focused on capital raising, progressing the Direct Listing, and procuring laboratory space. Dr. Khoja’s objectives focused on advancing the manufacturing process, completing studies, advancing regulatory pathways and filings, and other research and development matters. Mr. O’Heeron was eligible to earn an annual cash bonus targeted at 50% of his base salary, or $300,000, based on achievement of the aggregate objectives, Dr. Khoja was eligible to earn an annual cash bonus targeted at 35% of base salary, or $113,750, based on achievement of personal objectives, and Mr. Andersen was eligible to earn an annual cash bonus targeted at 35% of base salary, or $113,750, based on achievement of personal objectives.

Annual bonuses are determined based upon both company performance and individual contributions for the fiscal year and are generally determined and awarded in the first quarter of the subsequent year. In January and February of 2024, the Compensation Committee reviewed performance against the 2023 goals and determined that the named executive officers achieved 100% of the applicable objectives, which was then presented and confirmed by the Board in the February 2024.

Role of Compensation Consultant

For 2023, the Compensation Committee engaged a compensation consultant, Anderson Pay Advisors LLC, to provide the Compensation Committee with a competitive compensation assessment (cash and equity) for our non-employee directors, executives and broad-based employees based on current private and venture capital backed companies and develop a compensation matrix covering base salary ranges, target bonus levels, and equity grant guidelines.

Under its charter, the Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of compensation consultants, legal counsel or other advisers, and it has direct responsibility for the appointment, compensation and oversight of the work of any such adviser. The Compensation Committee also has the right to receive from the Company appropriate funding for the payment of reasonable compensation to the adviser it retains.

24

Role of our Management

In general, our CEO and Chief Financial Officer work together to prepare materials requested by the Compensation Committee. Our Chief Executive Officer typically presents these materials, along with any background information, to the Compensation Committee for review and consideration. The Compensation Committee may approve, modify, or reject the proposals, or may request additional information from management or outside advisors or consultants on those matters.

For setting compensation levels for executives other than our CEO, the Compensation Committee will solicit and consider the recommendations of the Chief Executive Officer, including his review of the officer’s performance and contributions in the prior year, and his recommendations for the potential compensation levels that should be set for each executive officer for the coming year.

No executive officer participates directly in approving the amount of any component of his or her own compensation package nor is present during those deliberations.

Equity Compensation

Dr. Khoja and Mr. Andersen each received commitments in their employment agreements for the equivalent of 7,500 stock options. These options were granted in 2022 after our 2022 Stock Plan was approved and authorized. Dr. Khoja was also awarded 1,250 shares of fully-vested non-voting common stock in 2022 for services performed prior to establishment of the 2022 Stock Plan. The stock options granted to Dr. Khoja and Mr. Andersen in 2022 vest 1/3 on the first anniversary of the date of hire and 1/36th each month thereafter until fully vested, subject to continued service, and will accelerate in full upon the occurrence of a “change in control” of our company (as defined in the 2022 Stock Plan).

In 2023, Mr. O’Heeron, Dr. Khoja, and Mr. Andersen each received a grant of stock options under the 2022 Stock Plan. Mr. O’Heeron was awarded 1,853,000 stock options, Dr. Khoja was awarded 454,500 stock options, and Mr. Andersen was awarded 455,750 stock options. The stock options granted in 2023 vest 1/4th on the first anniversary of the vesting start date, which was January 1, 2023, with the remainder vesting monthly over 36 months.

For additional information about the 2022 Stock Plan, please see the section titled “—Equity Compensation Plans” below.

Other Elements of Compensation

Retirement Plans

We participate in the Insperity 401(k) retirement savings plan, sponsored by Insperity Holdings, Inc., or the Insperity 401(k) plan, for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the Insperity 401(k) plan on the same terms as other full-time employees. In 2022 and 2023, contributions made by participants in the 401(k) plan were matched up to a specified percentage of the employee contributions on behalf of the named executive officers. These matching contributions are fully vested as of the date on which the contribution is made. Our named executive officers continue to participate in this Insperity 401(k) plan on the same terms as other full-time employees.

Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in Insperity’s health and welfare plans, including:

●	medical, dental and vision benefits;
●	medical and dependent care flexible spending accounts;
●	short-term and long-term disability insurance; and
●	life insurance.

We believe that the employee benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

25

Employment Agreements with our Executive Officers

Pete O’Heeron Employment Agreement

On December 1, 2023, we entered into an employment agreement with Mr. Pete O’Heeron, pursuant to which Mr. O’Heeron agreed to serve as our President and CEO. Mr. O’Heeron’s employment pursuant to the agreement is “at-will” and is terminable by either party for any reason and with or without notice.

Pursuant to the employment agreement, Mr. O’Heeron is entitled to receive an initial base salary of $600,000, which is to be reviewed annually by the Board or Compensation Committee, but may not be reduced without Mr. O’Heeron’s consent. In addition, the agreement provides that Mr. O’Heeron is eligible to receive an annual performance bonus, as reasonably determined by the Board or, to the extent delegated by the Board, the Compensation Committee, based on one or more performance targets annually determined by the Board or the Compensation Committee, provided that to the extent all performance targets are met, the bonus is required to equal not less than 50% of his base salary. The percentage bonus target is to be reviewed periodically by the Board or the Compensation Committee.

The agreement also provides that Mr. O’Heeron is eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees.

Pursuant to the agreement, if Mr. O’Heeron’s employment is terminated by our company without cause (as defined in the agreement) or by Mr. O’Heeron for good reason (as defined in the agreement), then he will be eligible to receive severance in an amount equal to twelve months’ base salary, paid as if he was still employed during such 12 month period, and the amount of the target bonus that would have been due during such 12 month period (payable 60 days after notice of termination). Additionally, Mr. O’Heeron shall continue to vest options during such 12 month period. If the agreement is terminated for any reason, Mr. O’Heeron is due all compensation earned through the date of termination, including unused and accrued vacation, any unpaid bonus which he is due, and a prorated portion of the bonus which would have accrued for the year of termination (with such bonus amounts being paid at the same time as bonuses are paid to other executives of our company).

In the event an involuntary termination of Mr. O’Heeron’s employment occurs during the 12 months following a change in control (as defined in the agreement), or within two months prior to a change in control, or in the event Mr. O’Heeron terminates his employment for any reason not sooner than six months after the occurrence of a change in control, and subject to Mr. O’Heeron entering into a release with us, all stock options and stock-based awards held by Mr. O’Heeron, as of the date of notice of such termination, are to vest and become exercisable or nonforfeitable.

The agreement contains customary assignment of inventions and confidentiality obligations of Mr. O’Heeron, and a 12-month non-compete/non-solicitation prohibition, following the termination of his employment.

The compensation under the employment agreement (including bonus target) may be increased from time to time by the Compensation Committee, or the Board (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement.

The Compensation Committee, or the Board, with the recommendation of the Compensation Committee, may also pay or grant discretionary cash bonuses or equity bonuses from time to time. The equity bonus may be in the form of common stock, stock options or other equity consideration, in such amounts and with such terms as may be determined by the Compensation Committee or the Board, with the recommendation of the Compensation Committee, from time to time.

26

Hamid Khoja, Ph.D. Employment Agreement

We have entered into an employment agreement with Dr. Khoja, dated July 20, 2021, pursuant to which Dr. Khoja serves as our Chief Scientific Officer. Dr. Khoja’s employment pursuant to the agreement is “at-will” and is terminable by either party for any reason and with or without notice.

Pursuant to his agreement, Dr. Khoja is entitled to receive an initial base salary of $290,000, which was increased to $325,000 in 2022. In addition, the agreement provides that Dr. Khoja is eligible to receive an annual performance bonus of up to 35% of his base salary, to be paid based on the achievement of company and/or individual performance goals. In connection with his entry into the agreement, Dr. Khoja was granted a stock option award for 7,500 stock options, which vested as to 1/3 of the shares underlying the stock option on the first anniversary of Dr. Khoja’s date of hire and 1/36th per month thereafter until fully vested, subject to continued employment through the applicable vesting date. Pursuant to the agreement, Dr. Khoja was also paid a one-time cash bonus equal to $15,000 in connection with his commencement of employment and was entitled to payment of up to $45,000 of relocation expenses. The agreement also provides that Dr. Khoja is eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees.

Pursuant to the agreement, if Dr. Khoja’s employment is terminated by us without cause, he will be eligible to receive severance in an amount equal to nine months’ base salary.

Mark Andersen Employment Agreement

We have entered into an employment agreement with Mr. Andersen, dated May 20, 2022, pursuant to which Mr. Andersen serves as our Chief Financial Officer. Mr. Andersen’s employment pursuant to the agreement is “at-will” and is terminable by either party for any reason with or without notice.

Pursuant to his agreement, Mr. Andersen is entitled to receive an initial base salary of $325,000. In addition, the agreement provides that Mr. Andersen is eligible to receive an annual performance bonus of up to 35% of his base salary, to be paid based on the achievement of company and/or individual performance goals. In connection with his entry into the agreement, Mr. Andersen was granted a stock option award for 7,500 stock options, which vested as to 1/3 of the shares underlying the stock option on the first anniversary of Mr. Andersen’s date of hire and 1/36th per month thereafter, subject to continued employment through the applicable vesting date. Pursuant to the agreement, Mr. Andersen was also paid a one-time cash bonus equal to $15,000 in connection with his commencement of employment and was entitled to payment of up to $45,000 of relocation expenses. The agreement also provides that Mr. Andersen is eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees.

Pursuant to the agreement, if Mr. Andersen’s employment is terminated by us without cause, he will be eligible to receive severance in an amount equal to nine months’ base salary.

Ruben Garcia Employment Agreement

We have entered into an employment agreement with Mr. Garcia, dated February 29, 2024, pursuant to which Mr. Garcia serves as our General Counsel. Mr. Garcia’s employment pursuant to the agreement is “at-will” and is terminable by either party for any reason with or without notice.

Pursuant to his agreement, Mr. Garcia is entitled to receive an initial base salary of $325,000. In addition, the agreement provides that Mr. Garcia is eligible to receive an annual performance bonus of up to 35% of his base salary, to be paid based on the achievement of company and/or individual performance goals. In connection with his entry into the agreement, Mr. Garcia was granted a stock option award for 180,000 stock options, which vests as to 1/4 of the shares underlying the stock option on the first anniversary of Mr. Garcia’s date of hire and 1/48th per month thereafter, subject to continued employment through the applicable vesting date. Pursuant to the agreement, Mr. Garcia was also paid a one-time cash bonus equal to $15,000 in connection with his commencement of employment and was entitled to payment of up to $30,000 of relocation expenses. The agreement also provides that Mr. Garcia is eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees.

Pursuant to the agreement, if Mr. Garcia’s employment is terminated by us without cause, he will be eligible to receive severance in an amount equal to nine months’ base salary.

27

Equity Compensation Plans

The following summarizes the material terms of the FibroBiologics, Inc. 2022 Stock Plan, or the 2022 Stock Plan.

2022 Stock Plan

We adopted on August 10, 2022, and our stockholders approved on August 18, 2022, our 2022 Stock Plan, or the 2022 Plan. The 2022 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards. The 2022 Stock Plan, through the grant of stock awards, is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and provide a means by which the eligible recipients may benefit from increases in value of our common stock. Through March 31, 2023, we have issued the equivalent of 101,250 options with a strike price of the equivalent of $3.28 per share to employees, directors, and scientific advisory board members, and the equivalent of 3,689,750 options with a strike price of the equivalent of $2.28 per share to employees and directors, and 216,875 options with an exercise price of $13.00 per share to employees under the 2022 Stock Plan. In August 2023, a total of 2,500 options with a strike price of $3.28 per share were forfeited. Generally, awards granted by us vest over four years and, prior to public listing, had an exercise price equal to the estimated fair value of our common stock as determined by the Board with consideration given to contemporaneous valuations of our common stock prepared by an independent third-party valuation firm. After public listing, the exercise price is equal to the closing bid price per share on the date of grant.

As of March 31, 2024, there were 8,494,625 shares available for future issuance under the 2022 Stock Plan.

Outstanding Equity Awards at December 31, 2023

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2023. All awards were granted under our 2022 Stock Plan.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Pete O’Heeron	—	1,853,000	(1)	2.28	February 16, 2033
Hamid Khoja, Ph.D.	4,861	2,639	(2)	3.28	September 25, 2032
	—	454,500	(1)	2.28	February 16, 2033
Mark Andersen	3,472	4,028	(3)	3.28	September 25, 2032
	—	455,750	(1)	2.28	February 16, 2033

(1)	Options vest 1/4 on January 1, 2024, with the remainder to vest monthly over 36 months.
(2)	Options vest 1/3 on July 20, 2022 and 1/36th each month thereafter until fully vested.
(3)	Options vest 1/3 on May 31, 2023 and 1/36th each month thereafter until fully vested.

2023 Director Compensation

Non-employee Director Compensation Table

The following table presents the total compensation for each person who served as a non-employee member of the Board during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of the Board in 2023 for their services as members of the Board. Mr. O’Heeron, our CEO and Chairperson, received no additional compensation for his service as a director. See the section titled “Executive Compensation” for more information on the compensation paid to or earned by Mr. O’Heeron as an employee for the year ended December 31, 2023.

28

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Robert Hoffman	55,000	333,540	388,540
Victoria Niklas	48,000	333,540	381,540
Richard Cilento, Jr.	43,000	333,540	376,540
Stacy Coen	51,000	333,540	384,540
Matthew Link	46,000	333,540	379,540

(1)	In February 2023, each of our non-employee directors was granted the equivalent of 185,300 stock options with an exercise price of the equivalent of $2.28 per share.

(2)	The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee directors during fiscal year 2023, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 12, Share-Based Compensation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received upon exercise of the stock options or any sale of any of the underlying shares of common stock.

As of December 31, 2023, the non-employee members of the Board held the following aggregate number of unexercised options:

Name	Number of Securities Underlying Unexercised Options
Robert Hoffman	190,300
Victoria Niklas	190,300
Richard Cilento, Jr.	190,300
Stacy Coen	190,300
Matthew Link	190,300

Except as set forth above, no non-employee member of the Board held unexercised options or unvested shares of our common stock as of December 31, 2023.

Non-Employee Director Compensation Policy

The Board has adopted a non-employee director compensation policy. The policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:

Position	Annual Retainer
Board:
Members (other than chair)	$35,000
Audit Committee:
Members (other than chair)	$8,000
Retainer for chair	$10,000
Compensation Committee:
Members (other than chair)	$6,000
Retainer for chair	$10,000
Nominating Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000

In addition, the non-employee director compensation policy provides that, upon initial election to the Board, each non-employee director will be granted an equity award the equivalent of 7,500 shares of common stock, or the Initial Grant. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual equity award of stock options, to purchase the equivalent of 5,000 shares, or the Annual Grant. The Annual Grant will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director, unless the Board determines that the circumstances warrant continuation of vesting. In addition, all vested options remain exercisable for 12 months if the director resigns from the Board or otherwise ceases to serve as a director. Notwithstanding the foregoing, if an outside director was initially elected to the Board within 12 months preceding the annual meeting, then such outside director shall receive an Annual Grant that is pro-rated on a monthly basis for time served as an outside director.

29

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 1, 2024, certain information regarding the beneficial ownership of our voting securities (being our voting common stock and our Series C Preferred Stock) by (i) each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our executive officers, (iii) each of our directors and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock and Series C Preferred Stock, as applicable, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock and Series C Preferred Stock, as applicable.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the common stock issuable pursuant to options and warrants that are exercisable or settled within 60 days of July 1, 2024. Shares of common stock issuable pursuant to options and warrants are deemed outstanding for computing the percentage of the class beneficially owned by the person holding such securities but are not deemed outstanding for computing the percentage of the class beneficially owned by any other person.

In the table below, the percentage of beneficial ownership is based on, as applicable: (i) 35,719,125 shares of our common stock outstanding; and (ii) 2,500 shares of our Series C Preferred Stock outstanding, each as of July 1, 2024.

Each share of our Series C Preferred Stock is entitled to 13,000 votes per share and each share of our common stock is entitled to one vote per share. The percentage of total voting power in the table below is based on the sum of (i) 35,719,125 votes, being the total number of votes associated with 35,719,125 shares of our common stock (with each share of common stock having one vote) and (ii) 32,500,000 votes, being the total number of votes associated with 2,500 shares of Series C Preferred Stock (with each share of Series C Preferred Stock having 13,000 votes).

Unless otherwise indicated, the business address of each of the individuals and entities named below is c/o FibroBiologics, Inc., 455 E. Medical Center Blvd., Suite 300, Houston, Texas 77598.

	Common Stock		Series C Preferred Stock		Percentage of Total Voting
Name and address of Beneficial Owner	Shares	%	Shares	%	Power(1)
5% Stockholders:
Pete O’Heeron, MSHA(2)	6,820,230	18.7%	2,500	100%	57.0%
Golden Knight Incorporated, L.P.(3)	2,125,001	5.9%	—	—	3.1%

Executive Officers and Directors
Pete O’Heeron, MSHA(2)	6,820,230	18.7%	2,500	100%	57.0%
Mark Andersen, CPA CFA(4)	195,521	*	—	—	*
Hamid Khoja, Ph.D. (5)	198,125	*	—	—	*
Ruben A. Garcia	—	—	—	—	—
Robert Hoffman (6)	89,708	*	—	—	*
Victoria Niklas, M.D.(7)	89,708	*	—	—	*
Richard Cilento, Jr., MBA(8)	175,433	*	—	—	*
Stacy Coen, MBA(9)	89,708	*	—	—	*
Matthew Link(10)	89,708	*	—	—	*
Directors and Executive Officers as a Group (9 persons)(11)	7,748,141	20.8%	2,500	100%	57.7%

* Less than 1%.

(1)	After giving effect to the rights of the Series C Preferred Stock to 13,000 votes per share.

30

(2)	Shares of common stock include 6,048,147 shares of common stock and 772,083 vested stock options to purchase common stock. The 2,500 shares of Series C Preferred Stock held constitute the maximum number of Series C Preferred Stock we are authorized to issue. Each share of Series C Preferred Stock is entitled to 13,000 votes. For as long as they remain outstanding, the shares of Series C Preferred Stock are subject to an irrevocable proxy issued by Pete O’Heeron in favor and for the benefit of the Board, as more particularly described in this proxy statement.
(3)	Michael F. Newlin and Cindy L. Newlin, as General Partners of Golden Knight Incorporated, L.P., share discretionary authority to vote and dispose of the shares directly held by Golden Knight Incorporated, L.P. and may be deemed to be the beneficial owners of such shares. The address for Golden Knight Incorporated, L.P. is 3773 Howard Hughes Pkwy, Suite 500S, Las Vegas, NV 89189-6014.
(4)	Shares of common stock include 195,521 vested stock options to purchase common stock.
(5)	Shares of common stock include 1,250 shares of common stock and 196,875 vested stock options to purchase common stock.
(6)	Shares of common stock include 7,500 shares of common stock and 82,208 vested stock options to purchase common stock.
(7)	Shares of common stock include 7,500 shares of common stock and 82,208 vested stock options to purchase common stock.
(8)	Shares of common stock include 93,225 shares of common stock and 82,208 vested stock options to purchase common stock.
(9)	Shares of common stock include 7,500 shares of common stock and 82,208 vested stock options to purchase common stock.
(10)	Shares of common stock include 7,500 shares of common stock and 82,208 vested stock options to purchase common stock.
(11)	The 2,500 shares of Series C Preferred Stock held constitute the maximum number of Series C Preferred Stock we are authorized to issue. Each share of Series C Preferred Stock is entitled to 13,000 votes. For as long as they remain outstanding, the shares of Series C Preferred Stock are subject to an irrevocable proxy issued by Pete O’Heeron in favor and for the benefit of the Board, as more particularly described in this proxy statement.

Change in Control

Series C Preferred Stock

There is currently one series of designated preferred stock, being the Series C Preferred Stock, 2,500 total shares of which are authorized and all of which are issued, outstanding and held by Pete O’Heeron, our founder, CEO and Chairperson. In January 2024, in conjunction with our Direct Listing, we issued the 2,500 shares of Series C Preferred Stock with super voting rights to Mr. O’Heeron for no consideration. The outstanding shares of Series C Preferred Stock are fully paid and nonassessable.

The Series C Preferred Stock ranks senior to our common stock upon our liquidation, dissolution, winding up or otherwise.

The Series C Preferred Stock is entitled to vote on any matter to be voted on by our stockholders, in each case voting together with the holders of our common stock as a single class, and each share of Series C Preferred Stock is entitled to 13,000 votes. The Series C Preferred Stock is entitled to receive the same prior notice of any meeting of stockholders as provided to our common stockholders.

31

The Series C Preferred Stock is not entitled to any dividend, whether payable in cash, stock or property.

Subject to the superior rights of other, then outstanding, classes or series of preferred stock, in the event of any liquidation, dissolution or winding up of our company, the Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution in such liquidation, dissolution or winding up of any of our assets to the holders of our common stock, a liquidation preference of $18.00 per share (subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization).

The Series C Preferred Stock may be converted at any time as follows:

●	At the option of the holder, a share of Series C Preferred Stock may be converted into one share of our common stock; and
●	Upon the election of the holders of a majority of the then outstanding shares of Series C Preferred Stock, all outstanding shares of Series C Preferred Stock may be converted into an equal number of shares of our common stock, on a one-for-one basis.

In addition, the Series C Preferred Stock is subject to a mandatory conversion upon any transfer of the Series C Preferred Stock. Each share of Series C Preferred Stock shall automatically convert, without the payment of additional consideration by or to the holder thereof, into one fully paid and non-assessable share of our common stock, upon any transfer of any share of Series C Preferred Stock, whether or not for value. Any shares of Series C Preferred Stock converted as described above must be retired and cancelled and may not be reissued as shares of such series.

For as long as the Series C Preferred Stock remains outstanding, the aggregate number of shares of Series C Preferred Stock then outstanding, shall be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from a subdivision or combination of our common stock or other similar recapitalization, in each case effected without our receipt of consideration.

The Series C Preferred Stock is subject to an irrevocable proxy issued by Pete O’Heeron, the holder of all of the Series C Preferred Stock, in favor and for the benefit of, the Board, granting the Board the irrevocable proxy, for as long as the Series C Preferred Stock remains outstanding, to vote all of the shares of Series C Preferred Stock on all matters on which the shares of Series C Preferred Stock are entitled to vote, in any manner that the Board may determine in its sole and absolute discretion; provided, however, that such irrevocable proxy shall not, without the written consent of Pete O’Heeron, permit the Board to vote the shares of Series C Preferred Stock with respect to any proposal to amend, delete or waive any rights of Pete O’Heeron with respect to the Series C Preferred Stock as set forth in our Amended and Restated Certificate of Incorporation. In light of the superior voting rights associated with the Series C Preferred Stock, the irrevocable proxy is intended to ensure that such superior voting rights are utilized in our best interest and to avoid or mitigate conflicts that may arise in the future for Pete O’Heeron as an individual stockholder employee.

32

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) (C)
Equity compensation plans approved by security holders (1)	3,788,500	$2.31	8,711,500
Equity compensation plans not approved by security holders	—	—	—
Total	3,788,500	$2.31	8,711,500

(1)	Consists of the 2022 Stock Plan.

33

RELATED PERSON TRANSACTIONS

Certain Relationships and Related Transactions

The following is a summary of transactions or series of transactions since inception, or currently proposed transactions or series of transactions, to which we were, or will be, a party, in which the amount involved exceeded, or will exceed, $120,000, and in which any of our directors, executive officers, or to our knowledge, beneficial owners of 5% or more of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest, other than compensation arrangements, described under the section titled “Executive and Director Compensation” and indemnification agreements described below.

Series A Preferred Stock

In May 2021, as part our formation, we issued the equivalent of 8,750,000 shares of our Series A Preferred Stock to FibroGenesis in exchange for a Patent Assignment Agreement, which assigns certain patents/applications to us, and an Intellectual Property Cross-License Agreement, which provides to us an exclusive license within defined fields of use for patents/applications retained by FibroGenesis and provides to FibroGenesis an exclusive license to the patents/applications assigned to FibroBiologics for all other fields of use.

In connection with the Direct Listing, all of our outstanding shares of Series A Preferred Stock were automatically canceled, without the payment of additional consideration by or to the holder thereof.

Series C Preferred Stock

In January 2024, in conjunction with our Direct Listing, we issued 2,500 shares of Series C Preferred Stock to our Chairperson and CEO for no consideration.

FibroGenesis Loans

In July 2022, we loaned $300,000 to FibroGenesis at 0% interest and one year maturity date. In October 2022, we loaned an additional $60,000 to FibroGenesis at 0% interest and one year maturity. The $60,000 was fully repaid in December 2022 and the $300,000 was fully repaid in April 2023.

ROFN Agreement

In January 2023, we entered into an Agreement Regarding Right of First Negotiation with FibroGenesis, or the ROFN Agreement. In exchange for FibroGenesis’ consent to amend our certificate of incorporation to (i) eliminate upon our IPO or sale of our company, the liquidation preference for the Series A Preferred Stock, (ii) make the Series B Preferred Stock liquidation preference equal to that of the Series A Preferred Stock and (iii) provide that upon an IPO or sale of our company, the Series A Preferred Stock will be canceled for no consideration, we agreed to pay to FibroGenesis 15% of the gross proceeds from any equity investments in us prior to an IPO or sale of our company. In addition, we received a five-year right of first negotiation if FibroGenesis decides to license externally any of its technology. Through March 31, 2024, we have paid a total of $2.8 million to FibroGenesis under the ROFN Agreement based upon gross proceeds from equity investments received through January 31, 2024, the date of our Direct Listing, and no further payments are due to FibroGenesis pursuant to the ROFN Agreement.

2021 and 2022 Convertible Notes

In December 2021, we issued and sold to investors, some of whom hold more than 5% of our capital stock, in a private placement $1.3 million of our convertible promissory notes, or the 2021 Notes. The 2021 Notes bore interest at an initial interest rate of 6.0% per annum and would have automatically converted into shares of our common stock in the event of a qualified financing. The conversion price of the 2021 Notes was equal to $200.0 million divided by the total number of equity interests outstanding prior to the dilution from the qualified financing. The 2021 Notes were unsecured and subordinated in right of payment to the prior payment in full to all of our commercial finance lenders, insurance companies, lease financing institutions or other lending institutions approved by the Board and regularly engaged in the business of lending money. In April 2023, $1.3 million of the 2021 Notes were converted into shares of our Series B Preferred Stock. As of the date of this proxy statement, none of the 2021 Notes are outstanding.

34

In January 2022 and April 2022, we issued and sold to investors, some of whom hold more than 5% of our capital stock, in a private placement $0.35 million and $3.95 million, respectively, of our convertible promissory notes, or the 2022 Notes. The 2022 Notes bore interest at an initial rate of 6.0% per annum, had a one-year maturity, and were convertible at the holder’s request into shares of our common stock in the event of a qualified financing. The conversion price of the 2022 Notes was the lesser of (i) a 15% discount to the offering price of our common stock in the event of an IPO or (i) the quotient of $200.0 million divided by total equity interests prior to the dilution from a qualified financing. The 2022 Notes were unsecured and subordinated in right of payment to the prior payment in full to all of our commercial finance lenders, insurance companies, lease financing institutions or other lending institutions approved by the Board and regularly engaged in the business of lending money. In February 2023 through June 2023, $4.3 million of the 2022 Notes were converted into shares of our Series B Preferred Stock. As of the date of this proxy statement, none of the 2022 Notes are outstanding.

Equity and Compensation Arrangements

We adopted on August 10, 2022, and our stockholders approved on August 18, 2022, the 2022 Plan. The 2022 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards. Through March 31, 2023, we issued 101,250 options with a strike price of $3.28 per share to employees, directors, and scientific advisory board members and 3,689,750 options with a strike price of $2.28 per share to employees and directors. In March 2024, we issued an additional 216,875 options with an exercise price of $13.00 per share to employees under the 2022 Plan. In August 2023, a total of 2,500 options with a strike price of $3.28 per share were forfeited. Generally, awards granted by us vest over four years and, prior to public listing, had an exercise price equal to the estimated fair value of our common stock as determined by the Board with consideration given to contemporaneous valuations of our common stock prepared by an independent third-party valuation firm. After public listing, the exercise price is equal to the closing bid price per share on the date of grant.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

35

OTHER MATTERS

Stockholder Proposals for 2025 Annual Meeting

To be included in our proxy statement for the 2025 annual meeting of stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. Except as provided below, stockholder proposals must be received by our Secretary at our principal executive offices no later than March 10, 2025.

In addition to satisfying the requirements under our Amended and Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees, other than our nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than June 28, 2025. However, if the date of the 2025 annual meeting is changed by more than 30 calendar days from the anniversary date of the 2024 annual meeting of stockholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made by us.

To be raised at the 2025 annual meeting of stockholders, stockholder proposals must comply with our Amended and Restated Bylaws . Under our Amended and Restated Bylaws , a stockholder must give advance written notice to our Secretary of any business, including nominations of directors for the Board, which the stockholder wishes to raise at the 2025 annual meeting of stockholders. Except as provided below, a stockholder’s notice must be delivered to our Secretary at our principal executive offices no earlier than April 29, 2025 and no later than May 29, 2025, in order to be raised at our 2025 annual meeting of stockholders.

Under Rule 14a-8 of the Exchange Act, if the date of the 2025 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s annual meeting, to be included in our proxy statement for such meeting, stockholder proposals must be received by us within a reasonable time before our solicitation is made. Under our Amended and Restated Bylaws , if the date of the 2025 annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after the anniversary of the annual meeting, for stockholder proposals that will not be included in our proxy statement for such meeting, notice of such proposal must be delivered no earlier than the close of business on the one hundred twentieth (120) day prior to the 2025 annual meeting, nor later than the close of business on the later of (A) the ninetieth (90) day prior to the 2025 annual meeting or (B) the tenth (10) day following the day on which public announcement of the date of the 2025 annual meeting is first made by us.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are FibroBiologics stockholders will be “householding” our proxy materials. A single set of Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Notice of Internet Availability of Proxy Materials, please notify your broker or FibroBiologics. Direct your written request to Secretary, FibroBiologics, Inc., 455 E. Medical Center Blvd., Suite 300, Houston, Texas 77598, or call our principal office at (281) 671-5150. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Availability of Additional Information

We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including exhibits, upon the written or oral request of any stockholder of our company. Please send a written request to our Secretary at the address set forth on the first page of this proxy statement or call the number above.

36

Appendix A

Capital Decrease Amendment

The Certificate of Amendment that becomes effective will not mark changes to the Amended and Restated Certificate of Incorporation as currently in effect, but this Appendix A has marked all such changes for ease of stockholder review. Words with a double-underline are additions to and words with a ~~strikethrough~~ are deletions from the Amended and Restated Certificate of Incorporation as currently in effect.

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF FIBROBIOLOGICS, INC.

FibroBiologics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.	The name of the Corporation is FibroBiologics, Inc.

2.	Pursuant to Section 242 of the DGCL, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding shares of the Corporation.

3.	The fifth sentence of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“~~Immediately after the effective time of the Reverse Stock Split, the~~The total number of shares of all classes of capital stock that the Corporation is authorized to issue is ~~150,000,000~~110,000,000 shares, consisting of (i) 100,000,000 shares of ~~voting~~ common stock, par value $0.00001 per share (“Common Stock”), and (ii) ~~30,000,000 shares of non-voting common stock, par value $0.00001 per share (“Non-Voting Common Stock”) and (iii) 20,000,000 shares~~10,000,000 shares of preferred stock, par value $0.00001 per share (“Preferred Stock”), of which ~~8,750,000 shares are designated as Series A Preferred Stock (“Series A Preferred Stock”), 5,000,000 shares are designated as Series B Preferred Stock (“Series B Preferred Stock”), 5,000,000 shares are designated as Series B-1 Preferred Stock (“Series B-1 Preferred Stock,” and together with the Series B Preferred Stock, the “Convertible Preferred Stock”) and~~ 2,500 shares are designated as Series C Preferred Stock (“Series C Preferred Stock”).”

4.	This Certificate of Amendment was duly adopted and approved by the stockholders of this Corporation on the 27th day of August, 2024 in accordance with Section 242 of the DGCL.

* * * * *

A-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this day of August, 2024.

FIBROBIOLOGICS, INC.

By:
Name:	Mark Andersen
Title:	Chief Financial Officer

A-2

Appendix B

Clarifying Amendment

The Certificate of Amendment that becomes effective will not mark changes to the Amended and Restated Certificate of Incorporation as currently in effect, but this Appendix B has marked all such changes for ease of stockholder review. Words with a double-underline are additions to and words with a ~~strikethrough~~ are deletions from the Amended and Restated Certificate of Incorporation as currently in effect.

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF FIBROBIOLOGICS, INC.

FibroBiologics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.	The name of the Corporation is FibroBiologics, Inc.

2.	Pursuant to Section 242 of the DGCL, the amendment herein set forth has been duly approved by the Board of Directors and holders of at least 66 2/3% in voting power of the Corporation.

3.	The first, second, third and fourth sentences of Article FOURTH of the Amended and Restated Certificate of Incorporation are hereby deleted in their entirety.

4.	The sixth sentence of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of ~~Common Stock, Non-Voting~~ Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor, except as required by applicable law.”

5.	Section A of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“A.	~~Common Stock and Non-Voting~~ Common Stock. The powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions of the Common Stock ~~and Non-Voting Common Stock~~ are as follows:

1.	Ranking. The voting, dividend and liquidation rights of the holders of ~~Common Stock and Non-Voting~~ Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of Preferred Stock of any series.

B-1

2.	Voting. Subject to the rights of the holders of Preferred Stock and except as otherwise provided by applicable law, the holders of outstanding shares of Common Stock shall have the right to vote for the election and removal of directors and for all other purposes. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL. ~~The holders of Non-Voting Common Stock shall have no right to vote on any matter to be voted on by the stockholders of the Corporation or to receive any notice of meetings of stockholders, except as required by applicable law. On all matters required by applicable law to be voted on by holders of Non-Voting Common Stock, if any, no vote of the holders of Non-Voting Common Stock voting separately as a class shall be required therefor, except as required by applicable law.~~

3.	Dividends. Subject to the rights of the holders of Preferred Stock, holders of shares of ~~Common Stock and Non-Voting~~ Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor.

4.	Liquidation. Subject to the rights of the holders of Preferred Stock, shares of ~~Common Stock and Non-Voting~~ Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this Section Fourth A.4, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

~~5.~~	~~Conversion. Upon the closing of an IPO as described in Section Fourth C.5, each share of Non-Voting Common Stock shall automatically convert without the payment of additional consideration by or to the holder thereof, into one fully paid and non-assessable share of Common Stock.~~”

6.	Section C of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety.

7.	Section D of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“~~D~~C. Series C Preferred Stock. The preferences, limitations, and rights of the Series C Preferred are as follows:

1.	Ranking. The Series C Preferred Stock shall rank senior to the Common Stock ~~and Non-Voting Common Stock and junior to the Series A Preferred Stock, the Series B Preferred Stock and the Series B-1 Preferred Stock~~ upon liquidation, dissolution, winding-up or otherwise.

B-2

~~2.~~	~~Voting Prior to Closing of an IPO. Prior to the closing of an IPO as described in Section Fourth C.5, the holders of Series C Preferred Stock shall have no right to vote on any matter to be voted on by the stockholders of the Corporation or to receive any notice of meetings of stockholders (except as required by applicable law). Prior to the closing of an IPO as described in Section Fourth C.5, on any matter required by applicable law to be voted on by holders of Series C Preferred Stock, if any, each share of Series C Preferred Stock shall be entitled to one vote and no vote of the holders of Series C Preferred Stock voting separately as a class shall be required in connection with such vote (except as required by applicable law).~~

32.	Voting ~~Upon Closing of an IPO. Upon, and after, the closing of an IPO as described in Section Fourth C.5, each~~. Each share of Series C Preferred Stock shall be entitled to thirteen thousand (13,000) votes. ~~Upon, and after, the closing of an IPO as described in Section Fourth C.5, subject~~Subject to the rights of the holders of other classes or series of Preferred Stock and except as otherwise provided by applicable law, the holders of Series C Preferred Stock shall have the right to vote on any matter to be voted on by the stockholders of the Corporation, in each case, voting together with the holders of Common Stock as a single class. ~~Upon, and after the closing of an IPO, each~~Each holder of shares of Series C Preferred Stock shall be entitled to receive the same prior notice of any meeting of stockholders as provided to the holders of Common Stock in accordance with the Bylaws of the Corporation (the “Bylaws”), as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote with the holders of the Common Stock upon any matter submitted to a vote of stockholders, except those matters, if any, required by law to be submitted to a class vote of the holders of Series C Preferred Stock.

~~4~~3.	Dividends. Holders of Series C Preferred Stock shall not be entitled to any dividend, whether payable in cash, stock or property of the Corporation.

~~5~~4.	Liquidation. Subject to the superior rights of other classes or series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution in such liquidation, dissolution or winding up of any of the assets of the Corporation to the holders of Common Stock ~~and the holders of Non-Voting Common Stock~~ by reason of their ownership thereof, an amount per share equal to one times the Series C Issue Price. The “Series C Issue Price” shall mean, with respect to the Series C Preferred Stock, $18.00 per share, subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the applicable Preferred Stock.

~~6~~5.	Optional Conversion. The Series C Preferred Stock shall be convertible at any time as follows:

(a).	At the option of the holder, a share of Series C Preferred Stock may be converted into one share of Common Stock; and

(b).	Upon the election of the holders of a majority of the then outstanding shares of Series C Preferred Stock, all outstanding shares of Series C Preferred Stock may be converted into an equal number of shares of Common Stock.

B-3

~~7~~6.	Mandatory Conversion Upon Transfer. ~~Upon, and after, the closing of an IPO as described in Section Fourth C.5, each~~Each share of Series C Preferred Stock shall automatically convert, without the payment of additional consideration by or to the holder thereof, into one fully paid and non-assessable share of Common Stock, upon any transfer of any share of Series C Preferred Stock, whether or not for value.

~~8~~7.	Effect of Conversion. Any shares of Series C Preferred Stock which are converted as provided in Section Fourth ~~D~~C.~~6~~5 and Section Fourth ~~D~~C.~~7~~6, shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of such conversion, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor as provided herein. Any shares of Series C Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

~~9~~8.	Adjustment for Stock Splits and Combinations. For as long as the Series C Preferred Stock remain outstanding, the aggregate number of shares of Series C Preferred Stock then outstanding, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of the Common Stock or other similar recapitalization, in each case effected without the receipt of consideration by the Corporation.

~~10~~9.	Reservation of Shares. The Corporation shall at all times when the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

8.	Article FIFTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“FIFTH: This Article FIFTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

B-4

A.	General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.

B.	Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be fixed from time to time solely by resolution of ~~the~~a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” will mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

C.	Classes of Directors. ~~Upon completion of an IPO:~~

1.	~~subject~~Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board shall be divided into three classes, designated Class I, Class II and Class III; and

2.	~~each~~Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board~~; and~~ .

~~3.~~	~~the Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective.~~

~~“IPO” means the Corporation’s first underwritten public offering of its Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or a direct listing of its shares on a securities exchange.~~

D.	Terms of Office.

~~1.~~	~~Prior to an IPO: subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the next annual meeting of stockholders after the director is elected or appointed subject to his or her earlier death, disqualification, resignation or removal.~~

~~2.~~	~~Upon Completion of an IPO:~~ Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class ~~I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the completion of the IPO; each director initially assigned to Class~~ II shall serve for a term expiring at the Corporation’s ~~second~~ annual meeting of stockholders held ~~after the completion of the IPO~~in 2025; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s ~~third~~ annual meeting of stockholders held ~~after the completion of the IPO~~in 2026; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.

B-5

E.	Vacancies. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor.

F.	Removal. Any director or the entire Board may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least ~~66 2/3~~66⅔% in voting power of the stock of the Corporation entitled to vote thereon.

G.	Committees. Pursuant to the Bylaws, the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

H.	Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.”

9.	Article EIGHTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“EIGHTH: The Corporation shall indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any ~~threatened, pending or completed~~ action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that the person is or was a director~~,~~ or officer~~, employee or agent~~ of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board.”

10.	Article NINTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“NINTH: Subject to the terms of any series of Preferred Stock, ~~upon completion of an IPO,~~ any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders called in accordance with the Bylaws and this Certificate of Incorporation and may not be effected by written consent in lieu of a meeting.”

B-6

11.	Article ELEVENTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“ELEVENTH: If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors~~,~~ and officers~~, employees and agents~~ from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article ELEVENTH. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal any provision of this Certificate of Incorporation, or to adopt any new provision of this Certificate of Incorporation; provided, however, that the affirmative vote of the holders of at least ~~66 2/3~~66⅔% in voting power of the stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, any of Article FIFTH, Article SEVENTH, Article EIGHTH, Article NINTH, Article TENTH, Article TWELFTH, Article THIRTEENTH, and this sentence of this Certificate of Incorporation, or in each case, the definition of any capitalized terms used therein or any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other provision of this Certificate of Incorporation). Any amendment, repeal or modification of any of Article SEVENTH, Article EIGHTH, and this sentence shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.”

12.	Article TWELFTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“TWELFTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend and repeal the Bylaws by the affirmative vote of a majority of the Whole Board. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the Bylaws may also be amended, altered or repealed and new Bylaws may be adopted by the affirmative vote of the holders of at least ~~66 2/3~~66⅔% in voting power of the stock of the Corporation entitled to vote thereon.”

13.	Section A of Article THIRTEENTH of the Amended and Restated Certificate of Incorporation is hereby replaced with the following:

“A. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, including all causes of action asserted against any defendant to such complaint. Nothing in this Article THIRTEENTH shall be deemed to preclude a stockholder of the Corporation who asserts claims under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) from bringing such claims in federal court, to the extent that the Exchange Act confers exclusive federal jurisdiction over such claims, subject to applicable law. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article THIRTEENTH.”

14.	This Certificate of Amendment was duly adopted and approved by the stockholders of this Corporation on the 27th day of August, 2024 in accordance with Section 242 of the DGCL.

* * * * *

B-7

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this day of August, 2024.

FIBROBIOLOGICS, INC.

By:
Name:	Mark Andersen
Title:	Chief Financial Officer

B-8

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FBLG2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 26, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54053-P15500 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIBROBIOLOGICS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Class I Directors to hold office until 2027

Nominees:	For	Against	Abstain
1a. Richard Cilento, Jr.	☐	☐	☐
1b. Robert Hoffman	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date